Exhibit 10.36

ELEVATION HotelManagement • AMENDMENT TO EXISTING MANAGEMENT AGREEMENT THIS AMENDING AGREEMENT is dated December 19th, 2019 and effective January 1st, 2020. BETWEEN: HD Sunland Park Property, LLC ("Owner") -AND-Elevation Hotel Management ("Operator") 5772 N Mesa Street El Paso, Texas 79912 Background 1. HD Sunland Park Property, LLC ("Owner") and Elevation Hotel Management ("Operator") (the "Parties") entered into a contract (the "Contract") dated 11/2/2017, for the following purpose: Providing Hotel Management Services 2. The Parties desire to amend the Contract on the terms and conditions set forth in this Amending Agreement (the "Agreement"). 3. This Agreement is the First amendment to the Contract.

IN CONSIDERATION OF the Parties agreeing to amend their obligations in the existing Contract, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to keep, perform, and fulfill the promises, conditions, and agreements below: Amendments The Contract is amended as follows: 1. Section Article VIII, Item 8.6 is hereby added to the Contract and shall hereafter be and read as follows: 8.6 In addition to the Basic Fee, Owner shall pay to Operator, on a monthly basis, for its centralized accounting services a fee (the "Accounting Fee") equal to One Thousand and Eight Hundred Dollars ($1,800) per month during the Term and for one (1) month after the termination of the Agreement. The Accounting Fee will not increase during the remainder of the current agreement. 2. Section Article VIII, Item 8.1 Management Fees and Payments to Operator and Owner from the original Contract is hereby changed and shall hereafter be and read as follows: 8.1 Owner shall pay to Operator, on a monthly basis, for services rendered under this Agreement a management fee (the "Basic Fee") equal to three and a half percent (3.5%) of Total Revenues. The following wording will be deleted: 8.1 In addition, should Operator achieve an Adjusted NOI for any fiscal year of $1.1 million or more after the Hotel "Break Even", the Operator will receive an Incentive Management Fee of 5% of the Adjusted NOI. Adjusted NOI for any fiscal year is defined as Net Operating Income as shown on the budget less any amounts deposited into the FFE Reserve for that particular year, if applicable. The Incentive Management Fee is payable within 30 days of the end of each year. In this paragraph, the term "Break Even" means that the Hotel has recovered all of its cumulative Operating Losses as determined by Owner as of the effective date of this Agreement (for purposes of the Agreement, Operating Losses shall not include the amounts misappropriated by TVO Hospitality and/or Russ Vandenburg). No Other Change Except as otherwise expressly provided in this Agreement, all of the terms and conditions of the Contract remain unchanged and in full force and effect.

IN WITNESS WHEREOF the Parties have duly affixed their signatures under hand. Signature of HD Sunland Park Property, LLC ("Owner"): By: High Desert Investors 3 LLC, its sole member By: Button US Manager Sunland Park Inc. By: Button Capital Limited By: Edwin Cheung, Member By: Justin Ng, Member By: VB Hotel Group C, LLC By: Gonzalo Velasco Vasquez By: Carlo Vasquez By: MT Sunland Park Hotel, LLC, its managing member By: ASI Capital, LLC By: Sean Hawkins By: Clem Borkowski Signature,of Elevation Hotel Management ("Operator"): · /s/ Michelle L. Kaip Michelle L. Kaip, President .

IN WITNESS WHEREOF the Parties have duly affixed their signatures under hand.

Signature of HD Sunland Park Property, LLC ("Owner"):

By: High Desert Investors 3 LLC, its sole member

By: Button US Manager Sunland Park Inc.

By: Button Capital Limited

/s/ Edwin Cheung

By: Edwin Cheung, Member

/s/ Justin Ng

By: Justin Ng, Member

By: VB Hotel Group C, LLC

By: Gonzalo Velasco Vasquez

By: Carlo Vasquez

By: MT Sunland Park Hotel, LLC, its managing member

By: ASI Capital, LLC

By: Sean Hawkins

By: Clem Borkowski

Signature of Elevation Hotel Management ("Operator"):

/s/ Michelle L. Kaip

Michelle L. Kaip, President

.'. IN WITNESS WHEREOF the Parties have duly affiXed their signatures under hand. Signature of HD Sunland Park Property, LLC ("Owner"}: By: High Desert Investors 3 LLC, its sole member By:Button US Manager Sunland Park Inc:. By:Button Capital Limited By; Edwin Cheung, Member By: Justin Ng, Member By:VB Hotel Group C, LLC /s/ Gonzalo Velasco Vasquez By: Gonzalo Velasco Vasquez By: Carlo Vasquez By:MT Sunland Park Hotel, LLC, its managiq member By:ASI Capital, LLC By:Sean Hawkins .................................................................... ............................... By: Clem Borkowski Slgnature,of Elevation Hotel Management ("Operator"): . /s/ Michelle L. Kaip Michelle L. Kaip, President

DocuSign Envelope 10: 6E91456A-BCF9-4347-A417-33BOF6F8EE75 IN WITNESS WHEREOF the Parties have duly affixed their signatures under hand. Signature of HD Sunland Park Property, LLC ("Owner"): By: High Desert Investors 3 LLC, its sole member By: Button US Manager Sunland Park Inc. By: Button Capital Limited By: Edwin Cheung, Member By: Justin Ng, Member By: VB Hotel Group C, LLC By: Gonzalo Velasco Vasquez By: Carlo Vasquez By: MT Sunland Park Hotel, LLC, its managing member By: ASI Capital, LLC /s/ Sean Hawkins By: Sean Hawkins /s/ Clem Borkowski By: Clem Borkowski Signature, of Elevation Hotel Management ("Operator"): /s/ Michelle L. Kaip Michelle L. Kaip, President